UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): April 21, 2005
                                (April 21, 2005)


Commission file number: 0-22773



                            NETSOL TECHNOLOGIES, INC.
        (Exact name of small business issuer as specified in its charter)

            NEVADA                                         95-4627685
(State or other Jurisdiction of                      (I.R.S. Employer NO.)
Incorporation or Organization)


 23901 Calabasas Road, Suite 2072, Calabasas, CA    91302
   (Address of principal executive offices)       (Zip Code)

                         (818) 222-9195 / (818) 222-9197
           (Issuer's telephone/facsimile numbers, including area code)


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Item 2.02  Results of Operations and Financial Condition.

On April 21, 2005, NetSol Technologies, Inc. issued a press release announcing results of operations and financial conditions for its wholly owned subsidiary, CQ Systems Ltd. ("CQ"), for CQ's fiscal year ended March 31, 2005. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1  News Release dated April 21, 2005.

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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.


Date:    April 21, 2005                   /s/ Naeem Ghauri
                                          ---------------------------
                                          NAEEM GHAURI
                                          Chief Executive Officer


Date:    April 21, 2005                   /s/  Najeeb Ghauri
                                          ---------------------------
                                          NAJEEB GHAURI
                                          Chief Financial Officer and Chairman



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                                  EXHIBIT 99.1

                        NEWS RELEASE DATED APRIL 21, 2005









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